UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):
November 21, 2023

Johnson & Johnson
 (Exact name of registrant as specified in its charter)

New Jersey	1-3215	22-1024240
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Johnson & Johnson Plaza, New Brunswick, New Jersey  08933
(Address of Principal Executive Offices)
 (Zip Code)
Registrant's telephone number, including area code:
732-524-0400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐             Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐             Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17
               CFR 240.14d-2(b))
☐             Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17
               CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
    Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $1.00	JNJ	New York Stock Exchange
0.650% Notes Due May 2024	JNJ24C	New York Stock Exchange
5.50% Notes Due November 2024	JNJ24BP	New York Stock Exchange
1.150% Notes Due November 2028	JNJ28	New York Stock Exchange
1.650% Notes Due May 2035	JNJ35	New York Stock Exchange

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 21, 2023, the Compensation & Benefits Committee (the “Committee”) of the Board of Directors of Johnson & Johnson (the “Company”) approved the adoption of the Johnson & Johnson Deferred Compensation Plan (the “Plan”). The Plan is an unfunded, nonqualified deferred compensation plan that provides eligible management and other highly-compensated employees (including named executive officers) with the opportunity to defer, on a pre-tax basis, up to 50% of their base salary and up to 100% of their annual cash performance bonus to be earned in the following year. Participants will be fully vested at all times in their account within the Plan. The Plan does not provide for matching or discretionary Company contributions. Payments of deferred amounts, together with deemed investment return (positive or negative), will generally be made following a participant’s separation from service with the Company or at an earlier in-service payment date elected by the participant.

The foregoing description is qualified in its entirety by reference to the Plan, a copy of which is attached hereto as Exhibit 10.1 and incorporated into this Current Report on Form 8-K by reference.

In connection with the adoption of the Plan, the Committee also approved the following modifications to the Johnson & Johnson Executive Income Deferral Plan (the “EIDP”): after the date of adoption of the Plan, no further initial deferral elections may be made under the EIDP; subject to compliance with applicable tax rules, EIDP participants may change the time and/or form of payment of their EIDP account balances to those available under the Plan; and the notional investment alternatives under the Plan will also apply to amounts deferred under the EIDP.

Item 9.01    Financial Statements and Exhibits

(d)     Exhibits.

Exhibit No.	Description of Exhibit
10.1	Johnson & Johnson Deferred Compensation Plan
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Johnson & Johnson
(Registrant)
Date:	November 27, 2023	By:	/s/ Marc Larkins
Marc Larkins Corporate Secretary